----------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
--------------------------------------------------------------------------------


       Date of Report (Date of earliest event reported): October 16, 2001
                                                        (October 16, 2001)
         ---------------------------------------------------

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                     0-10592                                    14-1630287
      (Commission File Number)              (IRS Employer Identification No.)

      --------------------------------------------------------------

                  5 Sarnowski Drive, Glenville, New York 12305
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (518) 377-3311

------------------------------------------------------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  On October 16, 2001, TrustCo Bank Corp NY ("Trustco") issued two press releases with year to date and third quarter results for the period ending September 30, 2001. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.                Description




                           99(a) Highlights Press Release dated October 16, 2001, for the period ending September
                                                     30, 2001, regarding year to
                                                     date and third quarter
                                                     results.

                           99(b) Press Release dated October 16, 2001, for the period ending September 30,
                                                     2001,regarding year to date
                                                     and third quarter results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 16, 2001

                                                 TrustCo Bank Corp NY
                                                (Registrant)


                            By:/s/ Robert T. Cushing
                                                        Robert T. Cushing
                                                        Vice President and
                                                        Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                           Page
------------------         ----------------------------         ----------
        99(a)              Highlights Press Release of                5
                           October 16, 2001 for the period
                           ending September 30, 2001,
                           regarding year to date and third
                           quarter results.

         99(b)             Press Release of October 16,2001,      6-13
                           for the period ending September 30,
                           2001,regarding year to date and
                           third quarter results
                                              .

TRUSTCO                                                      Exhibit 99(a)
Bank Corp NY                                                 News Release
----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:      Trustco Bank, N.A.
                     Trustco Savings Bank

Contact: Robert Leonard
                  Vice President
                  (518) 381-3693

Glenville, New York - October 16, 2001

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                                                9/01                             9/00
Three Months Ended September 30:
         Net Income                                     $      11,591                          10,761
         Provision for Loan Losses                                750                             910

Average Equivalent Shares Outstanding:
         Basic                                             61,882,000                      61,526,000
         Diluted                                           64,051,000                      63,579,000

         Net Income per Share:
         Basic                                         $        0.187                           0.175
         Diluted                                                0.181                           0.169
Nine Months Ended September 30:
         Net Income                                    $       34,561                          31,528
         Provision for Loan Losses                              3,365                           2,560

Average Equivalent Shares Outstanding:
         Basic                                             61,791,000                      61,492,000
         Diluted                                           63,961,000                      63,488,000

         Net Income per Share:
         Basic                                         $        0.559                           0.513
         Diluted                                                0.540                           0.497
   Period End:
Total Assets                                                2,508,735                       2,395,659
Total Nonperforming Loans                                       7,585                          12,747
Total Nonperforming Assets                                      8,611                          14,472
Allowance for Loan Losses                                      56,608                          55,751
Allowance as a Percentage
  of Total Loans                                                 3.65%                           3.88%

All share and per share information is calculated prior to the 15% stock split declared August, 2001.
                                  # # #

Exhibit 99(b)

TRUSTCO
Bank Corp NY                                                  News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank, N.A.
                  Trustco Savings Bank


Contact: Robert M. Leonard
                  Vice President
                  518-381-3693

FOR IMMEDIATE RELEASE:

         TrustCo Announces Record Third Quarter and Year to Date Results

Glenville, New York-October 16, 2001

TructCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced record earnings results for the third quarter and year to date 2001. Net income for the third quarter 2001 was $11.6 million or $0.181 diluted earnings per share, compared to $10.8 million or $0.169 diluted earnings per share for the third quarter of 2000. The third quarter results represent increases of 8 % and 7 % in net income and diluted earnings per share, respectively, for 2001 compared to 2000.

Net income for the nine months ended September 30, 2001 was $34.6 million, or $0.540 diluted earnings per share, compared to $31.5 million, or $0.497 diluted earnings per share, for the nine month period ended September 30, 2000.

All per share information in this press release is presented prior to the 15% stock split declared in August 2001.

Making the announcement was Robert A. McCormick, Chairman, President and Chief Executive Officer. Mr. McCormick noted "TrustCo's superior earnings for 2001 are the result of consistent growth in our consumer business and the execution of our basic banking plan to deliver superior quality service to our customers at a reasonable cost. I am confident that for 2001 we will achieve our stated goals with respect to return on equity and we are positioned for increased future growth in that area." Return on equity was 25.44% for the third quarter and 25.82% year to date for 2001, compared to 24.32 % and 24.31% for the comparable periods of 2000.

During the third quarter of 2001, the Board of Directors declared a 15% stock split for shareholders of record on October 19, 2001. At the same time, the Board indicated their intention to maintain the annual cash dividend at $0.60 per share on the post-split shares.

TrustCo was recognized in the 2001 Edition of Mergent's Dividend Achievers as one of 289 companies out of 11,000 U.S.-based firms providing increased dividend payments to shareholders over the past ten years. Mr. McCormick remarked "When you consider the ongoing market volatility, being a dividend achiever in the top 10% of companies that rewards their shareholders is particularly gratifying."

TrustCo Bank Corp NY is a multi-bank holding company headquartered in Glenville, New York. The Company's principals subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operate 57 community banking offices offering 36 drive-up windows and 50 Automatic Teller Machines throughout the Bank's market area. The Company services 10 counties with a broad range of community banking services.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future period to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

                                      # # #

TRUSTCO BANK CORP NY
SCHENECTADY, NY


(dollars in thousands, except per share data)
                                                                                   Three Months Ended
                                                                  09/30/2001           06/30/2001               09/30/2000
Summary of operations
   Net interest income (TE)                                         $25,422              $25,257                  $25,892
   Provision for loan losses                                            750                1,120                      910
   Net securities transactions                                          696                2,067                   (1,644)
   Noninterest income                                                 5,312                5,414                    5,611
   Noninterest expense                                               12,363               12,940                   11,747
   Net income                                                        11,591               11,672                   10,761

Per common share (1) Net income per share:
          - Basic                                                     0.187                0.189                    0.175
          - Diluted                                                   0.181                0.182                    0.169
   Cash dividends                                                     0.150                0.150                    0.130
   Tangible Book value at period end                                   3.30                 3.25                     3.00
   Market price at period end                                         13.74                13.35                    10.70

At period end
   Full time equivalent employees                                       479                  479                      473
   Full service banking offices                                          57                   57                       54

Performance ratios
   Return on average assets                                            1.83 %               1.90                     1.79
   Return on average equity (2)                                       25.44                26.13                    24.32
   Efficiency (3)                                                     39.03                39.95                    36.97
   Net interest spread (TE)                                            3.81                 3.77                     3.99
   Net interest margin (TE)                                            4.27                 4.28                     4.50
   Dividend payout ratio                                             80.16%               79.38%                    74.53

Capital ratios at period end (4)
   Total equity to assets                                              7.28                 7.28                     7.32
   Tier 1 risk adjusted capital                                       13.45                13.43                    13.76
   Total risk adjusted capital                                        14.73                14.72                    15.05

Asset quality analysis at period end
   Nonperforming loans to total loans                                 0.49%                0.62%                     0.89
   Nonperforming assets to total assets                                0.34                 0.44                     0.60
   Allowance for loan losses to total loans                            3.65                 3.76                     3.88
   Coverage ratio (5)                                                   7.5 X                6.1 X                    4.4 X

(1)  All share and per share information is calculated prior to the 15% stock split declared August, 2001.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)   Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus
       noninterest income (excluding net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.


FINANCIAL HIGHLIGHTS, Continued                                                             Page 2


                                                                          Nine Months Ended
                                                                   09/30/2001           09/30/2000
Summary of operations
   Net interest income (TE)                                          $75,839              $77,271
   Provision for loan losses                                           3,365                2,560
   Net securities transactions                                         3,905               (5,013)
   Noninterest income                                                 15,910               15,837
   Noninterest expense                                                37,564               35,101
   Net income                                                         34,561               31,528

Per common share (1) Net income per share:
          - Basic                                                      0.559                0.513
          - Diluted                                                    0.540                0.497
   Cash dividends                                                      0.450                0.391
   Tangible Book value at period end                                    3.30                 3.00
   Market price at period end                                          13.74                10.70

Performance ratios
   Return on average assets                                             1.87 %               1.78
   Return on average equity (2)                                        25.82                24.31
   Efficiency (3)                                                      39.51                37.54
   Net interest spread (TE)                                             3.77                 4.00
   Net interest margin (TE)                                             4.27                 4.50
   Dividend payout ratio                                              80.41%                76.28



CONSOLIDATED BALANCE SHEETS                                                                                         Page 3
(dollars in thousands)


                                                                   09/30/2001           12/31/2000               09/30/2000


ASSETS

  Loans, net                                                       $1,494,057            1,418,750                1,380,424
  Securities available for sale                                       581,293              605,284                  638,686
  Federal funds sold and other short-term investments                 300,792              299,490                  244,420
                                                           -----------------------------------------------------------------

     Total earning assets                                           2,376,142            2,323,524                2,263,530

  Cash and due from banks                                              52,818               45,956                   40,621
  Bank premises and equipment                                          18,762               17,416                   16,898
  Other assets                                                         61,013               69,302                   74,610
                                                           -----------------------------------------------------------------

     Total assets                                                  $2,508,735            2,456,198                2,395,659
                                                           =================================================================

LIABILITIES
  Deposits:
     Demand                                                          $194,067              191,260                  187,167
     Interest-bearing checking                                        292,820              277,543                  274,105
     Savings                                                          634,995              588,595                  611,891
     Money Market                                                      67,512               56,917                   57,416
     Certificates of deposit > $100 thou                              131,720              123,211                  118,925
     Other time deposits                                              749,948              773,465                  743,809
                                                           -----------------------------------------------------------------

       Total deposits                                               2,071,062            2,010,991                1,993,313

  Short-term borrowings                                               174,798              192,898                  165,223
  Long-term debt                                                          697                  911                    1,231
  Other liabilities                                                    57,235               55,555                   51,572
                                                           -----------------------------------------------------------------

     Total liabilities                                              2,303,792            2,260,355                2,211,339

SHAREHOLDERS' EQUITY                                                  204,943              195,843                  184,320
                                                           -----------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                        $2,508,735            2,456,198                2,395,659
                                                           =================================================================

Number of common shares
  outstanding, in thousands                                             61,909               61,371                   61,476


CONSOLIDATED STATEMENTS OF INCOME                                                                                     Page 4
(dollars in thousands, except per share data)

                                                                                  Three Months Ended
                                                                    09/30/2001           06/30/2001               09/30/2000

Interest income
     Loans                                                              29,963              $29,747                   28,953
     Investments                                                         9,181                9,459                   11,299
     Federal funds sold and other short-term investments                 2,510                3,251                    3,846
                                                            -----------------------------------------------------------------

          Total interest income                                         41,654               42,457                   44,098

Interest expense
     Deposits                                                           16,572               16,858                   17,022
     Borrowings                                                          1,476                1,904                    2,351
                                                            -----------------------------------------------------------------

          Total interest expense                                        18,048               18,762                   19,373
                                                            -----------------------------------------------------------------

          Net interest income                                           23,606               23,695                   24,725

Provision for loan losses                                                  750                1,120                      910
                                                            -----------------------------------------------------------------

          Net interest income after
            provision for loan losses                                   22,856               22,575                   23,815

Net securities transactions                                                696                2,067                   (1,644)
Noninterest income                                                       5,312                5,414                    5,611
Noninterest expense                                                     12,363               12,940                   11,747
                                                            -----------------------------------------------------------------

Income before income taxes                                              16,501               17,116                   16,035
Income tax expense                                                       4,910                5,444                    5,274
                                                            -----------------------------------------------------------------

Net income                                                             $11,591              $11,672                   10,761
                                                            =================================================================


Net income per share:
          - Basic                                                       $0.187               $0.189                   $0.175
          - Diluted                                                     $0.181                0.182                   $0.169

Avg equivalent shares outstanding, in thousands:
          - Basic                                                       61,882               61,910                   61,526
          - Diluted                                                     64,051               63,996                   63,579
                                                            =================================================================



CONSOLIDATED STATEMENTS OF INCOME                                                                          Page 5
(dollars in thousands, except per share data)

                                                                                   Nine Months Ended
                                                                          09/30/01             09/30/00

Interest income
     Loans                                                                 $89,752               84,164
     Investments                                                            28,654               33,897
     Federal funds sold and other short-term investments                     9,534               11,313
                                                                ----------------------------------------

          Total interest income                                            127,940              129,374

Interest expense
     Deposits                                                               50,974               49,267
     Borrowings                                                              5,765                6,132
                                                                ----------------------------------------

          Total interest expense                                            56,739               55,399
                                                                ----------------------------------------

          Net interest income                                               71,201               73,975

Provision for loan losses                                                    3,365                2,560
                                                                ----------------------------------------

          Net interest income after
            provision for loan losses                                       67,836               71,415

Net securities transactions                                                  3,905               (5,013)
Noninterest income                                                          15,910               15,837
Noninterest expense                                                         37,564               35,101
                                                                ----------------------------------------

Income before income taxes                                                  50,087               47,138
Income tax expense                                                          15,526               15,610
                                                                ----------------------------------------

Net income                                                                 $34,561               31,528
                                                                ========================================


Net income per share:
          - Basic                                                           $0.559               $0.513
          - Diluted                                                         $0.540               $0.497

Avg equivalent shares outstanding, in thousands:
          - Basic                                                           61,791               61,492
          - Diluted                                                         63,961               63,488
                                                                ========================================


CONSOLIDATED AVERAGE BALANCE SHEETS                                                               Page 6
(in thousands)

                                                              Three Months Ended
                                                09/30/2001           06/30/2001               09/30/2000
Total assets                                    $2,508,747            2,468,867                2,388,763
Shareholders' equity                              $205,455              200,537                  181,428
Total loans                                     $1,532,377            1,501,101                1,410,150
Interest earning assets                         $2,389,472            2,359,920                2,304,268
Interest-bearing liabilities                    $2,072,348            2,037,190                1,987,710


                                                           Nine Months Ended
                                                09/30/2001           09/30/2000

Total assets                                    $2,473,293            2,364,433
Shareholders' equity                              $201,447              173,024
Total loans                                     $1,506,160            1,375,176
Interest earning assets                         $2,361,629            2,287,594
Interest-bearing liabilities                    $2,042,865            1,980,936

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